Exhibit (j) under N-1A
                                          Exhibit 23 under Item 601/Reg SK


                            CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated December 6, 2000, in Post-Effective Amendment Number 48 to the Registration Statement Form N-1A Number 33-31602 of Connecticut Municipal Cash Trust dated December 31, 2000.

By: ERNST & YOUNG
    Ernst & Young

Boston, Massachusetts
December 26, 2000